EXHIBIT 20:
                                           Monthly Servicer's Certificate

                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                            31
         Beginning Principal Receivables Balance                                                          1,976,913,788.29
         Beginning Special Funding Account Balance                                                                    0.00
         Beginning Principal Receivables + SFA Balance                                                    1,976,913,788.29
         Special Funding Account Earnings                                                                             0.00
         Finance Charge Collections                                                                          27,738,890.81
         Interchange Collections                                                                              1,499,091.77
         Interchange Rate                                                                                            1.46%
         Collection Account Investment Proceeds                                                                  45,085.91
         Recoveries treated as Finance Charge Collections                                                             0.00
         Total Finance Charge Receivables Collections                                                        29,283,068.49
         Principal Receivables Collections                                                                  189,545,610.63
         Recoveries treated as Principal Collections                                                          1,141,346.59
         Total Principal Receivables Collections                                                            190,686,957.22
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                      11.37%
         Defaulted Amount (Net of Recoveries)                                                                11,021,474.51
         Annualized Default Rate                                                                                     6.69%
         Trust Portfolio Yield                                                                                      17.78%
         New Principal Receivables                                                                          113,493,547.57
         Aggregate Account Addition or Removal (Y/N)?                                                                    n
         Date of Addition/Removal                                                                                      n/a
         Principal Receivables at the end of the day of Addition/Removal                                               n/a
         SFA Balance at the end of the day of Addition/Removal                                                         n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                 n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                 n/a
         Ending Principal Receivables Balance                                                             1,888,524,388.36
         Ending Special Funding Account (SFA) Balance                                                                 0.00
         Ending Principal Receivables + SFA Balance                                                       1,888,524,388.36
         Required Minimum Principal Balance                                                               1,819,000,000.00
         Transferor Percentage                                                                                      11.09%

                                     Page 2

B. Series Allocations
                                                             Total                  1998-2                 1998-3
         Group                                                                        1                       1
         Class A Invested Amount                                                    528,000,000.00          528,000,000.00
         Class B Invested Amount                                                    113,000,000.00          113,000,000.00
         Collateral Invested Amount                                                  67,000,000.00           67,000,000.00
         Class D Invested Amount                                                     42,000,000.00           42,000,000.00
         Total Invested Amount                             1,700,000,000.00         750,000,000.00          750,000,000.00
         Required Transferor Amount                          119,000,000.00          52,500,000.00           52,500,000.00
         Invested Amount + Req Transf Amount               1,819,000,000.00         802,500,000.00          802,500,000.00
         Series Allocation Percentage                               100.00%                 44.12%                  44.12%
         Series Allocable Finance Charge Collections                                 12,919,000.80           12,919,000.80
         Series Allocable Principal Collections                                      84,126,598.78           84,126,598.78
         Series Allocable Defaulted Amounts                                           4,862,415.22            4,862,415.22
         Series Allocable Servicing Fee                                               1,250,000.00            1,250,000.00
         In Revolving Period?                                                                    Y                       Y
         Available for Shared Principal Collections          153,047,972.75          76,523,986.37           76,523,986.37
         Principal Shortfall                                  50,000,000.00                   0.00                    0.00
         Allocation of Shared Principal Collections          153,047,972.75                   0.00                    0.00
         FC Available for other Excess Allocation Series       6,066,697.66           3,033,348.83            3,033,348.83
         Finance Charge Shortfall                                124,770.01                   0.00                    0.00
         Allocation of Excess Finance Charge Collections       6,066,697.66                   0.00                    0.00


B. Series Allocations
         Amounts Due                                                                1998-2                 1998-3
                          Principal Allocation Percentage                                   85.99%                  85.99%
                          Floating Allocation Percentage                                    85.99%                  85.99%
                          Class A Certificate Rate                                          5.100%                  5.130%
                          Class B Certificate Rate                                          5.310%                  5.360%
                          CIA Certificate Rate                                              5.875%                  5.975%
                          Class D Certificate Rate                                          0.000%                  0.000%
                          Class A Interest                                            2,393,600.00            2,407,680.00
                          Class B Interest                                              533,360.00              538,382.22
                          Collateral Monthly Interest                                   349,888.89              355,844.44
                          Class D Interest                                                    0.00                    0.00
                          Investor Monthly Interest                                   3,276,848.89            3,301,906.67
                          Investor Default Amount (Net of Recoveries)                 4,181,318.34            4,181,318.34
                          Interchange Collections                                       568,724.26              568,724.26
                          Servicer Interchange                                          468,750.00              468,750.00
                          Monthly Servicing Fee (Before Adjustments)                  1,250,000.00            1,250,000.00
                              Interchange Adjustment                                          0.00                    0.00
                              SFA Adjustment                                                  0.00                    0.00
                          Monthly Servicing Fee (After Adjustments)                   1,250,000.00            1,250,000.00

C. Group 1 Allocations
                                                             Total                  1998-2                 1998-3
         Adjusted Invested Amount for Series               1,500,000,000.00         750,000,000.00          750,000,000.00
         Principal Collections                               144,685,336.07          72,342,668.03           72,342,668.03
         Finance Charge Collections                           22,218,775.04          11,109,387.52           11,109,387.52
         Investor Monthly Interest                             6,578,755.56           3,276,848.89            3,301,906.67
         Investor Default Amount                               8,362,636.68           4,181,318.34            4,181,318.34
         Monthly Servicing Fee                                 2,500,000.00           1,250,000.00            1,250,000.00
         Total Amount Due                                     17,441,392.23           8,708,167.23            8,733,225.01
         Excess Before Reallocation                            4,777,382.80           2,401,220.29            2,376,162.51
         Reallocation of Finance Charge Collections                                     -12,528.89               12,528.89
         Dollars of Excess Spread                              4,777,382.80           2,388,691.40            2,388,691.40
         Percentage Excess Spread                                     3.82%                  3.82%                   3.82%
         Reallocated Finance Charge Collections               22,218,775.04          11,096,858.63           11,121,916.41

                                     Page 3

D. Trust Performance
         30-59 Days Delinquent                                                       38,074,180.23
         60-89 Days Delinquent                                                       22,228,777.37
         90+ Days Delinquent                                                         45,607,746.82
         Total 30+ Days Delinquent                                                  105,910,704.42



         PARTNERS FIRST HOLDINGS, LLC
             as Servicer

         by /s/ Mark Norwicz
            -----------------------
               Name:  Mark Norwicz
               Title:  Treasurer


                                     Page 4

Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Jan-99
Current Payment Date                     16-Feb-99
Actual / 360 Days                            32                 32                   32                   32
30 / 360 Days                                31                 31                   31                   31
                                          Floating           Floating             Floating             Floating
                                          Class A             Class B        Collateral Invested       Class D            Total
                                                                                   Amount
Certificate Rate                                 5.100%             5.310%                  5.875%           0.000%
Initial Balance                          528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount             528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                   528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount       528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount          528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                  70.40%             15.07%                   8.93%            5.60%          100.00%
Floating Allocation Percentage                   70.40%             15.07%                   8.93%            5.60%          100.00%
Principal Collections                     50,929,238.30      10,899,628.65            6,462,611.68     4,051,189.41    72,342,668.03
Realloc Finance Charge Collections         7,812,188.48       1,671,926.70              991,319.37       621,424.08    11,096,858.63
YSA Draw                                                                                                                  625,000.00
YSA Investment Proceeds                                                                                                    19,657.43
Realloc Finance Charge plus YSA Draw       8,266,027.31       1,769,055.09            1,048,908.77       657,524.90    11,741,516.06
Monthly Interest                           2,393,600.00         533,360.00              349,888.89             0.00     3,276,848.89
Investor Default Amount (Net)              2,943,648.11         629,985.30              373,531.11       234,153.83     4,181,318.34
Monthly Servicing Fee                        880,000.00         188,333.33              111,666.67        70,000.00     1,250,000.00
Total Due                                  6,217,248.11       1,351,678.63              835,086.66       304,153.83     8,708,167.23

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,741,516.06
Series Adjusted Portfolio Yield                                                                                               12.10%
Base Rate                                                                                                                      6.92%

                                     Page 5

Series Parameters
               Revolving Period (Y/N)                                              Y
               Accumulation Period (Y/N)                                           N
               Early Amortization (Y/N)                                            N
               Controlled Accumulation Period                                    12.00
               Holdings is Servicer                                                Y
               Paydown Excess CIA (Y/N)                                            Y
               Paydown Excess Class D (Y/N)                                        Y
               Controlled Accumulation Amount                                     53,416,666.67
               Controlled Deposit Amount                                          53,416,666.67
               Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
               Beginning Principal Funding Account Balance                                 0.00
               Principal Funding Account Deposit                                           0.00
               Ending Principal Funding Account Balance                                    0.00
               Principal Funding Investment Proceeds                                       0.00

               Yield Supplement Account Beginning Balance                          3,750,000.00
               Yield Supplement Account Release                                      625,000.00
               Yield Supplement Account Ending Balance                             3,125,000.00

               Reserve Account Beginning Balance                                           0.00
               Required Reserve Account Amount                                             0.00
               Funds Deposited into Reserve Account                                        0.00
               Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions
                                          Class A             Class B            CIA               Class D            Total
                Beginning Balance         528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
               Interest Distributions       2,393,600.00         533,360.00          349,888.89             0.00     3,276,848.89
                     PFA Deposits                   0.00                                                                     0.00
               Principal Distributions              0.00               0.00                0.00             0.00             0.00
               Total Distributions          2,393,600.00         533,360.00          349,888.89             0.00     3,276,848.89
               Ending Certificate Balance 528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
                      Pool Factor                100.00%            100.00%             100.00%          100.00%
               Total Distribution Per $1,000     4.5333              4.7200              5.2222           0.0000
               Interest Distribution Per $1,000  4.5333              4.7200              5.2222           0.0000
               Principal Distribution Per $1,000 0.0000              0.0000              0.0000           0.0000


                                     Page 6

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,393,600.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,393,600.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  533,360.00
                       2 Amount of the distribution in respect of Class B monthly interest:                     533,360.00
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 7

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            349,888.89
                       2 Amount distributed in respect of Collateral Monthly Interest:                          349,888.89
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               11,741,516.06
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 8,708,167.23
                       3 Spread Account Requirement per Loan Agreement                                                0.00
                       4 Finance Charge Shortfall                                                                     0.00
                       5 Available for Other Excess Allocation Series                                         3,033,348.83

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available          Due                 Paid          Shortfall
                       1 Allocated Class A Available Funds           8,266,027.31
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   8,266,027.31

                       2 Class A Available Funds                     8,266,027.31
                         a Class A Monthly Interest                                    2,393,600.00     2,393,600.00          0.00
                         b Class A Servicing Fee                                         880,000.00       880,000.00          0.00
                         c Class A Investor Default Amount                             2,943,648.11     2,943,648.11          0.00
                         d Class A Excess                            2,048,779.19

                       3 Class B Available Funds                     1,769,055.09
                         a Class B Monthly Interest                                      533,360.00       533,360.00          0.00
                         b Class B Servicing Fee                                         188,333.33       188,333.33          0.00
                         c Class B Excess                            1,047,361.75

                       4 Collateral Available Funds                  1,048,908.77
                         a Collateral Servicing Fee                                      111,666.67       111,666.67          0.00
                         b Collateral Excess                           937,242.10

                       5 Class D Available Funds                       657,524.90
                         a Class D Servicing Fee                                          70,000.00        70,000.00          0.00
                         b Class D Excess                              587,524.90

                       6 Total Excess Spread                         4,620,907.95

                                     Page 8

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available                Due                 Paid       Shortfall
                       1 Available Excess Spread                     4,620,907.95
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             4,620,907.95
                       4 Class A Required Amount Shortfalls                                      0.00             0.00        0.00
                       5 Class B Defaults                                                  629,985.30       629,985.30        0.00
                       6 Monthly Servicing Fee Shortfalls                                        0.00             0.00        0.00
                       7 Collateral Monthly Interest                                       349,888.89       349,888.89        0.00
                       8 Collateral Default Amount                                         373,531.11       373,531.11        0.00
                       9 Reserve Account Deposit                                                 0.00             0.00        0.00
                      10 Class D Monthly Interest                                                0.00             0.00        0.00
                      11 Class D Default Amount                                            234,153.83       234,153.83        0.00
                      12 Other CIA Amounts Owed                                                  0.00             0.00        0.00
                      13 Excess Fin Coll for Other Series                                3,033,348.83     3,033,348.83        0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                           72,342,668.03
                       2 Principal Required to Fund the Required Amount                           0.00
                       3 Shared Principal Collections from other Series                           0.00
                       4 Other Amounts Treated as Principal Collections                   4,181,318.34
                       5 Available Principal Collections                                 76,523,986.37

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                      67,000,000.00
                       2 Required Collateral Invested Amount                             67,000,000.00
                       3 Amount used to pay Excess CIA                                            0.00
                       4 Available Principal Collections                                 76,523,986.37

                       5 Class D                                                         42,000,000.00
                       6 Required Class D                                                42,000,000.00
                       7 Amount used to pay Excess Class D                                        0.00
                       8 Available Principal Collections                                 76,523,986.37

                                     Page 9

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     76,523,986.37
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           76,523,986.37
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           76,523,986.37
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           76,523,986.37
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        76,523,986.37



                                    Page 10

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  6.92%
                                          b Prior Monthly Period                                    7.42%
                                          c Second Prior Monthly Period                             7.18%

                         Three Month Average Base Rate                                                               7.17%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 12.10%
                                          b Prior Monthly Period                                   12.82%
                                          c Second Prior Monthly Period                            13.88%

                         Three Month Average Series Adjusted Portfolio Yield                                        12.93%

                       3 Excess Spread
                                          a Current Monthly Period                                  5.18%
                                          b Prior Monthly Period                                    5.40%
                                          c Second Prior Monthly Period                             6.70%

                         Three Month Average Excess Spread                                                           5.76%


                                    Page 11

Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                    15-Jan-99
Current Payment Date                 16-Feb-99
Actual / 360 Days                        32                 32                    32                    32
30 / 360 Days                            31                 31                    31                    31
Fixed / Floating                      Floating           Floating              Floating              Floating
                                      Class A             Class B         Collateral Invested        Class D            Total
                                                                                Amount
Certificate Rate                             5.130%             5.360%                    5.975%           0.000%
Initial Balance                      528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount         528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount            528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount            528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount               528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount   528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount      528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage              70.40%             15.07%                     8.93%            5.60%           100.00%
Floating Allocation Percentage               70.40%             15.07%                     8.93%            5.60%           100.00%
Principal Collections                 50,929,238.30      10,899,628.65              6,462,611.68     4,051,189.41     72,342,668.03
Realloc Finance Charge Collections     7,829,829.15       1,675,702.07                993,557.87       622,827.32     11,121,916.41
YSA Draw                                                                                                                 625,000.00
YSA Investment Proceeds                                                                                                   19,657.43
Realloc Finance Charge plus YSA Draw   8,283,667.98       1,772,830.46              1,051,147.26       658,928.13     11,766,573.84
Monthly Interest                       2,407,680.00         538,382.22                355,844.44             0.00      3,301,906.67
Investor Default Amount (Net)          2,943,648.11         629,985.30                373,531.11       234,153.83      4,181,318.34
Monthly Servicing Fee                    880,000.00         188,333.33                111,666.67        70,000.00      1,250,000.00
Total Due                              6,231,328.11       1,356,700.85                841,042.22       304,153.83      8,733,225.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            11,766,573.84
Series Adjusted Portfolio Yield                                                                                              12.14%
Base Rate                                                                                                                     6.95%

                                    Page 12

Series Parameters
               Revolving Period (Y/N)                                                Y
               Accumulation Period (Y/N)                                             N
               Early Amortization (Y/N)                                              N
               Controlled Accumulation Period                                      12.00
               Holdings is Servicer                                                  Y
               Paydown Excess CIA (Y/N)                                              Y
               Paydown Excess Class D (Y/N)                                          Y
               Controlled Accumulation Amount                                        53,416,666.67
               Controlled Deposit Amount                                             53,416,666.67
               Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
               Beginning Principal Funding Account Balance                                    0.00
               Principal Funding Account Deposit                                              0.00
               Ending Principal Funding Account Balance                                       0.00
               Principal Funding Investment Proceeds                                          0.00

               Yield Supplement Account Beginning Balance                             3,750,000.00
               Yield Supplement Account Release                                         625,000.00
               Yield Supplement Account Ending Balance                                3,125,000.00

               Reserve Account Beginning Balance                                              0.00
               Required Reserve Account Amount                                                0.00
               Funds Deposited into Reserve Account                                           0.00
               Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                          Class A            Class B              CIA             Class D          Total
                 Beginning Balance        528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
               Interest Distributions       2,407,680.00         538,382.22         355,844.44             0.00      3,301,906.67
                      PFA Deposits                  0.00                                                                     0.00
               Principal Distributions              0.00               0.00               0.00             0.00              0.00
               Total Distributions          2,407,680.00         538,382.22         355,844.44             0.00      3,301,906.67
               Ending Certificate Balance 528,000,000.00     113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
                       Pool Factor               100.00%            100.00%            100.00%          100.00%
               Total Distribution Per $1,000     4.5600              4.7644             5.3111           0.0000
               Interest Distribution Per $1,000  4.5600              4.7644             5.3111           0.0000
               Principal Distribution Per $1,000 0.0000              0.0000             0.0000           0.0000


                                    Page 13

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,407,680.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,407,680.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     538,382.22
                       2 Amount of the distribution in respect of Class B monthly interest:                        538,382.22
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                    Page 14

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               355,844.44
                       2 Amount distributed in respect of Collateral Monthly Interest:                             355,844.44
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  11,766,573.84
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    8,733,225.01
                       3 Spread Account Requirement per Loan Agreement                                                   0.00
                       4 Finance Charge Shortfall                                                                        0.00
                       5 Available for Other Excess Allocation Series                                            3,033,348.83

K. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available           Due                  Paid          Shortfall
                       1 Allocated Class A Available Funds            8,283,667.98
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    8,283,667.98

                       2 Class A Available Funds                      8,283,667.98
                         a Class A Monthly Interest                                       2,407,680.00     2,407,680.00         0.00
                         b Class A Servicing Fee                                            880,000.00       880,000.00         0.00
                         c Class A Investor Default Amount                                2,943,648.11     2,943,648.11         0.00
                         d Class A Excess                             2,052,339.87

                       3 Class B Available Funds                      1,772,830.46
                         a Class B Monthly Interest                                         538,382.22       538,382.22         0.00
                         b Class B Servicing Fee                                            188,333.33       188,333.33         0.00
                         c Class B Excess                             1,046,114.90

                       4 Collateral Available Funds                   1,051,147.26
                         a Collateral Servicing Fee                                         111,666.67       111,666.67         0.00
                         b Collateral Excess                            939,480.60

                       5 Class D Available Funds                        658,928.13
                         a Class D Servicing Fee                                             70,000.00        70,000.00         0.00
                         b Class D Excess                               588,928.13

                       6 Total Excess Spread                          4,626,863.50

                                    Page 15

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                    Available           Due                  Paid          Shortfall
                       1 Available Excess Spread                      4,626,863.50
                       2 Excess Fin Charge Coll                               0.00
                              from Other Series
                       3 Available Funds                              4,626,863.50
                       4 Class A Required Amount Shortfalls                                       0.00             0.00       0.00
                       5 Class B Defaults                                                   629,985.30       629,985.30       0.00
                       6 Monthly Servicing Fee Shortfalls                                         0.00             0.00       0.00
                       7 Collateral Monthly Interest                                        355,844.44       355,844.44       0.00
                       8 Collateral Default Amount                                          373,531.11       373,531.11       0.00
                       9 Reserve Account Deposit                                                  0.00             0.00       0.00
                      10 Class D Monthly Interest                                                 0.00             0.00       0.00
                      11 Class D Default Amount                                             234,153.83       234,153.83       0.00
                      12 Other CIA Amounts Owed                                                   0.00             0.00       0.00
                      13 Excess Fin Coll for Other Series                                 3,033,348.83     3,033,348.83       0.00
                      14 Excess Spread                                        0.00
                      15 Writedowns
                                           a Class A                          0.00
                                           b Class B                          0.00
                                           c CIA                              0.00
                                           d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                 72,342,668.03
                       2 Principal Required to Fund the Required Amount                                 0.00
                       3 Shared Principal Collections from other Series                                 0.00
                       4 Other Amounts Treated as Principal Collections                         4,181,318.34
                       5 Available Principal Collections                                       76,523,986.37

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                            67,000,000.00
                       2 Required Collateral Invested Amount                                   67,000,000.00
                       3 Amount used to pay Excess CIA                                                  0.00
                       4 Available Principal Collections                                       76,523,986.37

                       5 Class D                                                               42,000,000.00
                       6 Required Class D                                                      42,000,000.00
                       7 Amount used to pay Excess Class D                                              0.00
                       8 Available Principal Collections                                       76,523,986.37

                                    Page 16

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        76,523,986.37
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              76,523,986.37
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              76,523,986.37
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              76,523,986.37
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           76,523,986.37

                                    Page 17

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    6.95%
                                           b Prior Monthly Period                                      7.46%
                                           c Second Prior Monthly Period                               7.22%

                         Three Month Average Base Rate                                                                  7.21%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   12.14%
                                           b Prior Monthly Period                                     12.86%
                                           c Second Prior Monthly Period                              13.92%

                         Three Month Average Series Adjusted Portfolio Yield                                           12.97%

                       3 Excess Spread
                                           a Current Monthly Period                                    5.18%
                                           b Prior Monthly Period                                      5.40%
                                           c Second Prior Monthly Period                               6.70%

                         Three Month Average Excess Spread                                                              5.76%



                                    Page 18